                               JOHN HANCOCK FUNDS

--------------------------------------------------------------------------------

                                   HIGH YIELD
                                    TAX-FREE
                                      FUND

                                  ANNUAL REPORT

                                October 31, 1995

                                    TRUSTEES

                             Edward J. Boudreau, Jr.

                                James F. Carlin*

                             William H. Cunningham*

                               Charles L. Ladner*

                                 Leo E. Linbeck*

                              Patricia P. McCarter*

                              Steven R. Pruchansky*

                     Lt. Gen. Norman H. Smith, USMC (Ret.)*

                                 John P. Toolan*

                         *Members of the Audit Committee

                                    OFFICERS

                             Edward J. Boudreau, Jr.

                      Chairman and Chief Executive Officer

                               Robert G. Freedman

                                Vice Chairman and

                            Chief Investment Officer

                                 Anne C. Hodsdon

                                    President

                                Thomas H. Drohan

                       Senior Vice President and Secretary

                                 James B. Little

                            Senior Vice President and

                             Chief Financial Officer

                                 Susan S. Newton

                      Vice President and Compliance Officer

                               James J. Stokowski

                          Vice President and Treasurer

                                    CUSTODIAN

                         Investors Bank & Trust Company

                                 89 South Street

                           Boston, Massachusetts 02111

                                 TRANSFER AGENT

                   John Hancock Investor Services Corporation

                                  P.O. Box 9116

                        Boston, Massachusetts 02205-9116

                               INVESTMENT ADVISER

                           John Hancock Advisers, Inc.

                              101 Huntington Avenue

                        Boston, Massachusetts 02199-7603

                              PRINCIPAL DISTRIBUTOR

                            John Hancock Funds, Inc.

                              101 Huntington Avenue

                        Boston, Massachusetts 02199-7603

                                  LEGAL COUNSEL

                                  Hale and Dorr

                                 60 State Street

                           Boston, Massachusetts 02109

                              INDEPENDENT AUDITORS

                                Ernst &Young llp

                              200 Clarendon Street

                           Boston, Massachusetts 02109


                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Investors around the world have been watching Wall Street in awe for the better part of 1995. Through October, the Standard & Poor's 500-Stock Index, a widely-used barometer of stock performance, had grown by more than 25%. Investors who stayed in the market after a disappointing 1994 have been rewarded.

   On another street, Pennsylvania Avenue, one of the hot topics many people are watching is Medicare reform. While there's no clear-cut solution on the horizon, today's Medicare debate should serve as another wake-up call to all Americans about the need to have a financial plan and to save for retirement. Whether or not the government changes the way health-care benefits are allotted to senior citizens, the message is clear: your future security and well-being lies in your own hands -- not Uncle Sam's.

   We know you've heard it a hundred times. Pick up almost any financial periodical today, and you'll see cover stories on retirement. Many of them will perhaps scare you or make you think that the task of saving for retirement is just too daunting. But take heart. We don't believe that and neither do many financial experts.

   Yet retirement planning is not to be taken lightly. To live the way you want to -- the way you deserve to after all those years of hard work -- you need to plan and save now, on a regular basis, no matter what your other costs, no matter how small the amount, no matter what your current age. It may be easier if you start earlier, but it's never too late.

   Building a secure nest egg is indeed doable. Talk to your financial adviser about establishing your retirement planning roadmap, if you haven't already. And educate yourself by reading some of the many articles about how to save for retirement. Take control of your future by saving today. That way, when it comes time for retirement, you shouldn't have to think about any street but Easy Street.

Sincerely,

/s/ EDWARD J. BOUDREAU, JR.
-----------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1 1/4" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.

BY FRANK LUCIBELLA, FOR THE PORTFOLIO MANAGEMENT TEAM

                                  JOHN HANCOCK

                            HIGH YIELD TAX-FREE FUND

               Municipal market boosted by falling interest rates,
                 low supply; outlook calls for more of the same


Municipal bonds have enjoyed a healthy rebound so far in 1995, gaining back most of the ground they gave up in 1994. Last year the municipal market suffered from falling bond prices, rising interest rates and relatively weak demand. This year, however, the tide turned and the municipal market soared as interest rates fell and there was a low supply of municipal bonds relative to demand.

   Municipals got off to a very strong start earlier in the year and were the best-performing fixed-income category for the first calendar quarter. But in the second quarter, a flurry of media coverage about various flat-tax proposals gave the municipal market an excuse to consolidate. In late June, the market hit another rough spot when voters in Orange County, California failed to approve a sales tax increase that would have helped the county deal with investment losses it sustained in 1994. In July, the market got a bit of good news when the Federal Reserve Board cut interest rates. However, the market's enthusiasm was short-lived because investors worried that the Fed wouldn't continue to ease in the foreseeable future. All in all, municipals gave up some ground versus Treasuries in the summer. But the overall environment continued to be positive for

                                   [CAPTION]

        "MUNICIPAL BONDS HAVE ENJOYED A HEALTHY REBOUND SO FAR IN 1995..."

[A 2 1/2" x 3 1/2" photo of Frank Lucibella, bottom right. Caption reads: "Frank Lucibella]

                  John Hancock Funds - High Yield Tax-Free Fund

--------------------------------------------------------------------------------

all bonds, as evidence of a slowing economy and muted inflation pushed fixed-income markets higher.

A LOOK AT PERFORMANCE

John Hancock High Yield Tax-Free Fund has enjoyed a strong year, outpacing many of its competitors. For the 12-month period ended October 31, 1995, the Fund's Class A and Class B shares posted total returns of 14.85% and 13.99%, respectively, at net asset value. Those returns outpaced the average general municipal bond fund's return of 12.72%, according to Lipper Analytical Services.(1)

   The primary reason the Fund beat the average was because we effectively managed the Fund's duration. Duration measures how sensitive a fund's share price is to changes in interest rates. Generally speaking, the longer a fund's duration, the more its share price will rise when interest rates fall, and conversely, fall when interest rates rise. In the first quarter of this year, the Fund's duration was longer than many of its peers. That helped performance as interest rates fell and the market rallied.

   In the second quarter, we shortened duration because we believed that the rally could stall and that interest rates weren't likely to fall much further for the time being. A shorter duration benefited the Fund during the spring when talk of a flat tax caused volatility in the municipal market. When the leaves turned in the fall, so too did our stance on duration. We once again lengthened the Fund's duration because we believed that interest rates could once again decline, which they did. Looking ahead, we feel there's a good chance interest rates could fall even further, so we continue to look for opportunities to lengthen our duration.

PORTFOLIO CHANGES

During the past year, we've increased our stake in high-yielding, non-rated bonds to roughly 60% of the Fund's investments. For a variety of reasons, these securities don't carry a credit rating from one of the major municipal bond rating agencies. But with the help of our credit analysts we assign an internal rating to these bonds.

   Over the past six months, some of our best performing holdings were non-rated bonds issued by Hillsborough County, Florida for the purpose of building a new facility for USAir. After carefully reviewing the fundamentals of the company, we assigned USAir bonds an internal rating of B. As the company's fundamentals

                                   [CAPTION]

"...WE'VE INCREASED OUR STAKE IN HIGH-YIELDING, NON-RATED BONDS..."

[Pie chart with the heading 'Portfolio Diversification" at top of left hand column. The chart is divided into 10 sections. Going from top left to right:
Housing 6%, Other 12%, Electric Utility 3%, Pollution Control 34%, Certificates of Participation 5%, Transportation 17%, Water & Sewer 1%, Industrial Revenue 11%, General Obligation 2%, Healthcare 9%. Footnote below reads: "As a percentage of net assets on October 31, 1995."]

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Hillsborough County Aviation Authority followed by an up arrow and the phrase "USAir improving revenues, takeover speculation." The second listing is Denver Airport followed by an up arrow and the phrase "Credit upgrade." The third listing is Fontana followed by a down arrow and the phrase "Plagued by poor real estate market." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."]

                  John Hancock Funds - High Yield Tax-Free Fund

--------------------------------------------------------------------------------

improved on rising customer traffic and increased revenues, the price of these bonds rose. What's more, the bonds were helped by speculation that USAir is a strong takeover candidate.

   By their nature, non-rated securities offer higher levels of income to the Fund -- as much as 75 basis points, or three-quarters of a percentage point more in yield -- because they are generally perceived to carry a higher level of risk than rated bonds with comparable maturities. If interest rates rise, their higher level of income will help cushion against price declines. And if interest rates stay flat or fall, their higher income could help the Fund's total return.

OUTLOOK

Over the short term, worry about the future of tax reform and its potential effect on municipal bonds could cause some volatility in the market, as it did briefly in the spring when the idea was first introduced. But we don't believe that any major tax reform will be enacted before 1997. By the end of October, municipal bond prices looked relatively cheap compared to U.S. Treasury securities. But keep in mind that the municipal market has already done quite well this year. In light of that, it's not unreasonable to believe that eventually the market will pause and take a period to decide what it will do from here. That will depend on the economy's strength over the next several months. Also, demand for municipals is relatively stable and supply is limited. That should bode well for municipal bond prices over the next six months.

   We'll continue to emphasize bonds with a high degree of liquidity, which means they can be easily traded. That way, if the market does take a breather at some point, we won't be left holding bonds that we can't sell if we want to. Over the longer term, we believe that interest rates can fall even further from today's levels. That's because inflation remains in check, economic growth is moderate but steady, and Congress appears to be making a serious attempt to cut the federal budget deficit. The Federal Reserve Board has indicated its willingness to cut interest rates if Congress is successful in that effort.

                                   [CAPTION]

     "...DEMAND FOR MUNICIPALS IS RELATIVELY STABLE AND SUPPLY IS LIMITED."

--------------------------------------------------------------------------------
(1) Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1995." The chart is scaled in increments of 5% from bottom to top, with 15% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 14.85% total return for the John Hancock High Yield Tax-Free Fund, Class A. The second represents the 13.99% total return for the John Hancock High Yield Tax-Free Fund, Class B. The third represents the 12.72% total return for the average high-yield municipal bond fund. A footnote below reads: "Total returns for the John Hancock High Yield Tax-Free Fund are at net asset value with all distributions reinvested. Total return for the average high-yield municipal bond fund is tracked by Lipper Analytical Services. (1) See following page for historical performance information."]

                             A LOOK AT PERFORMANCE


The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock High Yield Tax-Free Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's average net assets. Performance figures include the maximum applicable sales charge of 4.50% for Class A shares. (Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%.) The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note: Participant-directed defined-contribution plans with at least 100 eligible employees at inception of the Fund account may purchase Class A shares without an initial sales charge as of March 15, 1995. If those shares are redeemed, however, during the year following the calendar year end during which they were purchased, a contingent deferred sales charge will be assessed.

                            CUMULATIVE TOTAL RETURNS

FOR THE PERIOD ENDED SEPTEMBER 30, 1995

                                              ONE      FIVE       LIFE OF
                                              YEAR     YEARS       FUND
                                              ----     -----      -------
John Hancock
  High Yield Tax-Free Fund: Class A           6.08%   3.12%(1)      N/A

John Hancock
  High Yield Tax-Free Fund: Class B           5.27%  43.51%       79.44%(2)

                          AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIOD ENDED SEPTEMBER 30, 1995

                                              ONE     FIVE       LIFE OF
                                              YEAR    YEARS        FUND
                                              ----    -----      -------
John Hancock
  High Yield Tax-Free Fund: Class A           6.08%   1.77%(1)      N/A

John Hancock
  High Yield Tax-Free Fund: Class B           5.27%   7.49%        6.64%(2)

                                     YIELDS
AS OF OCTOBER 31, 1995

                                                           SEC 30-DAY
                                                              YIELD
                                                              -----
John Hancock High Yield Tax-Free Fund: Class A                5.78%

John Hancock High Yield Tax-Free Fund: Class B                5.35%

                              NOTES TO PERFORMANCE

(1) Class A shares started on December 31 1993

(2) Class B shares started on August 29, 1986.

                    WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in John Hancock High Yield Tax-Free Fund would be worth on October 31, 1995, assuming you had invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index -- an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of municipal bond performance.

HIGH YIELD TAX-FREE FUND CLASS A SHARES

[Line chart with the heading High Yield Tax-Free Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.]

The first line represents the value of the hypothetical $10,000 investment made in the High Yield Tax-Free Fund on December 31, 1993, before sales charge, and is equal to $10,931 as of October 31, 1995. The second line represents the value of the Lehman Municipal Bond Index and is equal to $10,852 as of October 31, 1995. The third line represents the High Yield Tax-Free Fund after sales charge and is equal to $10,443 as of October 31, 1995.

HIGH YIELD TAX-FREE FUND CLASS B SHARES*

[Line chart with the heading High Yield Tax-Free Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Lehman Municipal Bond Index and is equal to $21,416 as of October 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the High Yield Tax-Free Fund on August 29, 1986, before contingent deferred sales charge, and is equal to $18,161 as of October 31, 1995.

*No contingent deferred sales charge applicable.]

                              FINANCIAL STATEMENTS

                  John Hancock Funds - High Yield Tax-Free Fund

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995

-------------------------------------------------------------------------------

ASSETS:
  Investments at value -- Note C:
   Bonds (cost -- $164,870,949)..........................  $170,574,382
   Short-term investments (cost -- $2,032,000)...........     2,032,000
   Corporate savings account.............................        57,675
                                                           ------------
                                                            172,664,057

  Receivable for shares sold.............................        23,977
  Interest receivable....................................     3,665,664
  Prepaid expenses.......................................        30,848
  Other assets...........................................         7,940
                                                           ------------
                    Total Assets.........................   176,392,486
                    ===================================================

LIABILITIES:
  Payable for investments purchased......................     6,792,819
  Payable for shares repurchased.........................           305
  Dividend payable.......................................        25,707
  Payable to John Hancock Advisers, Inc. and
   affiliates -- Note B..................................       113,923
                                                           ------------
                    Total Liabilities....................     6,932,754
                    ===================================================

NET ASSETS:
  Capital paid-in........................................   167,739,546
  Accumulated net realized loss on investments and
   financial futures contracts...........................    (3,983,247)
  Net unrealized appreciation of investments                  5,703,433
                                                           ------------
                    Net Assets...........................  $169,459,732
                    ===================================================
                    ---------------------------------------------------

NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding -- 125,000,000 shares
  authorized with $0.01 per share par value,
  respectively) Class A -- $14,225,390/1,502,547.........        $ 9.47
  =====================================================================
  ---------------------------------------------------------------------

  Class B -- $155,234,342/16,392,624.....................        $ 9.47
  =====================================================================
  ---------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE*
  Class A -- ($9.47 x 104.71%)...........................        $ 9.92
  =====================================================================
  ---------------------------------------------------------------------

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.


STATEMENT OF OPERATIONS
Year ended October 31, 1995

-------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest................................................  $12,608,702
                                                            -----------
  Expenses:
   Investment management fee -- Note B....................      991,659
   Distribution/service fee -- Note B
     Class A..............................................       37,440
     Class B..............................................    1,519,671
   Transfer agent fee.....................................      160,834
   Custodian fee..........................................       48,182
   Registration and filing fees...........................       46,326
   Auditing fee...........................................       40,910
   Printing...............................................       30,961
   Trustees' fees.........................................       22,735
   Advisory board fee.....................................       17,219
   Miscellaneous..........................................       13,260
   Legal fees.............................................       12,158
                                                            -----------
                    Total Expenses........................    2,941,355
                    ---------------------------------------------------
                    Net Investment Income.................    9,667,347
                    ===================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FINANCIAL FUTURES CONTRACTS
  Net realized loss on investments sold...................     (808,622)
  Net realized loss on financial futures contracts           (1,254,931)
  Change in net unrealized appreciation/depreciation
   of investments.........................................   15,034,119
                                                            -----------
                    Net Realized and Unrealized
                    Gain on Investments and
                    Financial Futures Contracts...........   12,970,566
                    ---------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations.............  $22,637,913
                    ===================================================
                    ---------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - High Yield Tax-Free Fund

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                YEAR ENDED OCTOBER 31,
                                                                            ------------------------------
                                                                                1995              1994
                                                                            -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income ..................................................    $  9,667,347     $  8,040,548
  Net realized loss on investments sold and financial futures contracts ..   (   2,063,553)   (   1,459,716)
  Change in net unrealized appreciation/depreciation of investments ......      15,034,119    (  14,473,003)
                                                                             -------------    -------------
   Net Increase (Decrease) in Net Assets Resulting from Operations .......      22,637,913    (   7,892,171)
                                                                             -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
   Class A** -- ($0.5780 and $0.4800 per share, respectively) ............        (952,176)   (     369,015)
   Class B -- ($0.5130 and $0.4800 per share, respectively) ..............   (   8,715,173)   (   7,671,533)
  Distributions from net realized gain on investments
   Class B -- (none and $0.19 per share, respectively) ...................              --    (   1,980,359)
  Distributions in excess of net investment income
   Class A** -- ($0.0384 and $0.0900 per share, respectively) ............         (63,196)         (67,471)
   Class B -- ($0.0340 and $0.0700 per share, respectively) ..............        (578,424)   (   1,136,918)
                                                                             -------------    -------------
     Total Distributions to Shareholders .................................   (  10,308,969)   (  11,225,296)
                                                                             -------------    -------------

FROM FUND SHARE TRANSACTIONS -- NET* .....................................   (   9,338,914)      72,145,259
                                                                             -------------    -------------

NET ASSETS:
  Beginning of period ....................................................     166,469,702      113,441,910
                                                                             -------------    -------------
  End of period ..........................................................    $169,459,732     $166,469,702
                                                                             =============    =============


* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                     YEAR ENDED OCTOBER 31,
                                                                    --------------------------------------------------------
                                                                               1995                         1994
                                                                    --------------------------   ---------------------------
                                                                      SHARES         AMOUNT        SHARES          AMOUNT
                                                                    ----------    ------------   -----------    ------------
CLASS A **
  Shares sold..................................................        471,510     $ 4,304,187     1,811,428     $16,937,949
  Shares issued to shareholders in reinvestment
    of distributions...........................................         40,880         373,017        14,913         136,310
                                                                    ----------    ------------   -----------    ------------
                                                                       512,390       4,677,204     1,826,341      17,074,259
  Less shares repurchased......................................     (  755,291)   (  6,954,380)  (    80,893)   (    741,733)
                                                                    ----------    ------------   -----------    ------------
  Net increase (decrease)......................................     (  242,901)   ($ 2,277,176)    1,745,448     $16,332,526
                                                                    ==========    ============   ===========    ============
CLASS B
  Shares sold..................................................      2,984,185     $26,948,744     7,988,008     $76,547,531
  Shares issued to shareholders in reinvestment
    of distributions...........................................        341,251       3,125,237       446,841       4,233,508
                                                                    ----------    ------------   -----------    ------------
                                                                     3,325,436      30,073,981     8,434,849      80,781,039
  Less shares repurchased......................................     (4,059,955)   ( 37,135,719)  ( 2,671,603)   ( 24,968,306)
                                                                    ----------    ------------   -----------    ------------
  Net increase (decrease)......................................      ( 734,519)   ($ 7,061,738)    5,763,246     $55,812,733
                                                                    ==========    ============   ===========    ============


** Class A shares commenced operations on December 31, 1993

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - High Yield Tax-Free Fund

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the periods indicated, investment returns, key ratios and supplemental data are listed as follows:

-------------------------------------------------------------------------------

                                                                                                              PERIOD FROM
                                                                                                           DECEMBER 31, 1993
                                                                                                           (COMMENCEMENT OF
                                                                                             YEAR ENDED      OPERATIONS)TO
                                                                                             OCTOBER 31,      OCTOBER 31,
                                                                                                1995(b)          1994
                                                                                                -------        -------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ......................................................   $  8.82       $  9.85
                                                                                               --------      --------
  Net Investment Income .....................................................................      0.57          0.48(a)
  Net Realized and Unrealized Gain (Loss) on Investments Sold and
    Financial Futures Contracts .............................................................      0.70      (   0.94)
                                                                                               --------      --------
   Total from Investment Operations .........................................................      1.27      (   0.46)
                                                                                               --------      --------
  Less Distributions:
  Dividends from Net Investment Income ......................................................  (   0.58)     (   0.48)
  Distributions in Excess of Net Investment Income ..........................................  (   0.04)     (   0.09)
                                                                                               --------      --------
   Total Distributions ......................................................................  (   0.62)     (   0.57)
                                                                                               --------      --------
  Net Asset Value, End of Period ............................................................   $  9.47       $  8.82
                                                                                               ========      ========
  Total Investment Return at Net Asset Value (c) ............................................     14.85%         4.96%(d)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) .................................................   $14,225       $15,401
  Ratio of Expenses to Average Net Assets ...................................................      1.06%         1.15%*
  Ratio of Net Investment Income to Average Net Assets ......................................      6.36%         6.08%*
  Portfolio Turnover Rate ...................................................................        64%           62%


THE FINANCIAL HIGHLIGHTS SUMMARIZE THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIODS INDICATED: THE NET INVESTMENT INCOME, GAINS (LOSSES), DIVIDENDS, AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - High Yield Tax-Free Fund

FINANCIAL HIGHLIGHTS (continued)

---------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                                    -------------------------------------------------------
                                                                     1995(b)      1994         1993       1992       1991
                                                                    --------    --------     --------    -------    -------
CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ..........................   $   8.82    $   9.98     $   9.39    $  9.31    $  9.07
                                                                    --------    --------     --------    -------    -------
  Net Investment Income .........................................       0.51        0.48         0.53       0.55       0.54
  Net Realized and Unrealized Gain (Loss) on Investments Sold and
   Financial Futures Contracts ..................................       0.69   (    0.90)        0.72       0.17       0.34
                                                                    --------    --------     --------    -------    -------
   Total from Investment Operations .............................       1.20   (    0.42)        1.25       0.72       0.88
                                                                    --------    --------     --------    -------    -------
  Less Distributions
  Dividends from Net Investment Income ..........................  (    0.51)  (    0.48)   (    0.56)  (   0.55)  (   0.54)
  Distributions in Excess of Net Investment Income ..............  (    0.04)  (    0.07)         --         --         --
  Distributions from Net Realized Gain on Investments Sold ......        --    (    0.19)   (    0.10)  (   0.09)      PPP
  Distributions from Capital Paid-in ............................        --          --           --         --       (0.10)
                                                                    --------    --------     --------    -------    -------
   Total Distributions ..........................................  (    0.55)  (    0.74)   (    0.66)  (   0.64)  (   0.64)
                                                                    --------    --------     --------    -------    -------
  Net Asset Value, End of Period ................................   $   9.47    $   8.82     $   9.98    $  9.39    $  9.31
                                                                    ========    ========     ========    =======    =======
   Total Investment Return at Net Asset Value (c) ...............      13.99%  (    4.44%)      13.69%      7.89%     10.07%

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) .....................   $155,234    $151,069     $113,442
  Ratio of Expenses to Average Net Assets .......................       1.79%       1.85%        2.06%
  Ratio of Net Investment Income to Average Net Assets ..........       5.61%       5.36%        5.23%
  Portfolio Turnover Rate .......................................         64%         62%         100%

   *  On an annualized basis.
  (a) On average month end shares outstanding.
  (b) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
  (c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
  (d) Not annualized.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - High Yield Tax-Free Fund

SCHEDULE OF INVESTMENTS

October 31, 1995

-------------------------------------------------------------------------------

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY HIGH YIELD TAX-FREE FUND ON OCTOBER 31, 1995. IT'S DIVIDED INTO TWO MAIN CATEGORIES:
TAX-EXEMPT LONG-TERM BONDS AND SHORT-TERM INVESTMENTS. THE BONDS ARE FURTHER BROKEN DOWN BY STATES. UNDER EACH STATE IS A LIST OF THE SECURITIES OWNED BY THE FUND. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

                                                                                                  PAR VALUE              YIELD
                                                                     INTEREST   MATURITY   S&P    (000'S       MARKET      AT
STATE, ISSUER, DESCRIPTION                                             RATE       DATE    RATING  OMITTED)      VALUE    MARKET+
--------------------------                                           --------   --------  ------  --------     ------    -------
TAX-EXEMPT LONG-TERM BONDS
CALIFORNIA (14.98%)
  Fontana, County of,
   Special Tax Rev Community Facility District No 90-3 Empire
   Center.....................................................         8.500%    04-01-21  B+***   $7,775   $  7,444,562  8.88%
  Foothill/Eastern Transportation Corridor Agency,
   Toll Rd Rev Sr Lien Cap Allocation Ser A...................         0.000     01-01-18  BBB-    *7,950      1,771,101  6.89
   Toll Rd Rev Fixed Rate Current Int Ser 1995A...............         6.000     01-01-34  BBB-    *4,850      4,580,340  6.35
  San Bernardino, County of,
   Cert of Part Medical Center Fin Proj.......................         5.500     08-01-17  A-      *4,500      4,066,515  6.09
  South Orange County Public Financing Auth,
   Spec Tax Rev Levrrs Inflos.................................         5.700#    08-15-17  AAA***  *7,500      7,528,125  5.68
                                                                                                              ----------
                                                                                                              25,390,643
                                                                                                              ----------
COLORADO (6.29%)
  Arapahoe County Capital Improvement Trust Fund,
   Highway Rev Ser E-470......................................         6.950     08-31-20  Baa***  *5,000      5,269,050  6.60
  Denver, City And County of,
   Airport Sys Rev Ser 1992A..................................         7.250     11-15-25  BBB      5,000      5,387,450  6.73
                                                                                                              ----------
                                                                                                              10,656,500
                                                                                                              ----------
DISTRICT OF COLUMBIA (0.60%)
  District of Columbia,
   Cert of Part...............................................         7.300     01-01-13  B-       1,000      1,024,660  7.12
                                                                                                              ----------
FLORIDA (8.35%)
  Florida Housing Finance Agency,
   Southlake Apartments Proj Ser D Remarketed 6-1-1993........         8.400     10-01-12  BBB-***  3,300      3,429,459  8.08
  Hillsborough County Aviation Auth,
   Rev Special Purpose Facility Improv US Air Proj............         8.600     01-15-22  B-       3,900      4,224,909  7.94
  Homestead, City of,
   Ind'L Development Rev Community Rehab Proj Ser A...........         7.950     11-01-18  BB***    4,290      4,351,948  7.84
  South Indian River Water Control District,
   Rev Egret Landing Proj Section 15 Phase 1..................         7.500     11-01-18  BB+***   2,000      2,148,440  6.98
                                                                                                              ----------
                                                                                                              14,154,756
                                                                                                              ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - High Yield Tax-Free Fund


                                                                                                PAR VALUE              YIELD
                                                                   INTEREST   MATURITY   S&P     (000'S     MARKET       AT
STATE, ISSUER, DESCRIPTION                                           RATE       DATE    RATING   OMITTED)   VALUE      MARKET+
--------------------------                                         --------   --------  ------  --------   ------      -------
ILLINOIS (7.18%)
  Bedford Park, City of,
   Tax Increment Rev Sr Lien Mark IV Proj.....................      9.750%     03-01-12  BB***   $1,000    $ 1,138,640   8.56%
  Chicago, City of,
   Chicago-O'Hare Int'L Airport Spec Facil Rev Ref American
   Airlines Inc...............................................      8.200      12-01-24  BB+     *1,500      1,725,345   7.13
  Illinois Development Finance Auth,
   Solid Waste Disposal Rev Facility Ford Heights Waste
   Tire Proj..................................................      7.875      04-01-11  BB-***   3,035      2,949,231   8.10
  Illinois Health Facilities Auth,
   Rev Fairview Obligated Group Proj Ser A....................      9.500      10-01-22  BB***    2,500      2,715,300   8.75
   Rev Fairview Obligated Group Proj Ser B....................      9.000      10-01-22  BB***    1,500      1,584,375   8.52
  Round Lake Beach, City of,
   Tax Increment Rev Ref......................................      7.500      12-01-13  BB+***   2,000      2,057,600   7.29
                                                                                                           -----------
                                                                                                            12,170,491
                                                                                                           -----------
IOWA (0.13%)
  Iowa Finance Auth,
   Hlth Care Facil Rev Mercy Health - Health
   Initiatives Proj...........................................      9.950      07-01-19  BB***      200        213,808   9.31
                                                                                                           -----------
KANSAS (1.25%)
  Prairie Village, City of,
   Rev Ser A Claridge Court Proj..............................      8.750      08-15-23  BBB-***  2,000      2,125,200   8.23
                                                                                                           -----------
KENTUCKY (3.14%)
  Kenton County Airport Board,
   Rev Spec Facil Delta Airlines Inc Ser 1985.................      7.800      12-01-15  BB       2,500      2,669,000   7.31
   Rev Spec Facil Delta Airlines Proj Ser B...................      7.250      02-01-22  BB       2,500      2,644,050   6.86
                                                                                                           -----------
                                                                                                             5,313,050
                                                                                                           -----------
MARYLAND (1.22%)
  Baltimore, County of,
   Poll Control Rev Ref Bethlehem Steel Corp Proj.............      7.500      06-01-15  BB-***   2,000      2,072,200   7.24
                                                                                                           -----------
MASSACHUSETTS (3.27%)
  Massachusetts Industrial Finance Agency,
   Rev Ser A Southeastern Mass Proj...........................      9.000      07-01-15  BB***    2,800      3,067,680   8.21
  Massachusetts Port Auth,
   Spec Proj Rev Harborside Hyatt Hotel Remarketed 6-20-1991..     10.000      03-01-26  BB***    2,200      2,467,410   8.92
                                                                                                           -----------
                                                                                                             5,535,090
                                                                                                           -----------
MICHIGAN (7.16%)
  Michigan State Strategic Fund Ltd,
   Resource Recovery Rev Great Lakes Pulp & Fibre Proj........     10.250      12-01-16  BB***   *3,000      3,137,010   9.80
  Monroe, County of,
   Poll Control Rev Ser A Detroit Edison Co...................     10.500      12-01-16  BBB        250        258,815  10.14
  Waterford Township Economic Development Corp,
   Rev Ltd Oblig Canterbury Hlth Care.........................      8.375      07-01-23  BB+***   3,500      3,615,080   8.11
  Wayne Charter County Airport,
   Spec Airport Facil Rev Ser 1995**..........................      6.750      12-01-15  BB+***  *5,125      5,125,000   6.75
                                                                                                           -----------
                                                                                                            12,135,905
                                                                                                           -----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - High Yield Tax-Free Fund


                                                                                        PAR VALUE               YIELD
                                                         INTEREST   MATURITY   S&P       (000'S     MARKET        AT
STATE, ISSUER, DESCRIPTION                                 RATE       DATE    RATING     OMITTED)    VALUE      MARKET+
--------------------------                               --------   --------  ------    ---------   ------      -------
MISSOURI (0.63%)
  Lees Summit Industrial Development Auth,
   Hlth Facil Ref Rev & Imp John Knox Vlg Proj........   7.125%     08-15-12  A-***      $1,000     $ 1,060,130   6.72%
                                                                                                    -----------
NEW HAMPSHIRE (1.88%)
  New Hampshire Economic Development Auth,
   Rev Ref Poll Control Central Maine Pwr.............   7.375      05-01-14  BB         *3,000       3,176,880   6.96
                                                                                                    -----------
NEW JERSEY (1.49%)
  New Jersey Economic Development Auth,
   Rev Ref Ser J Holt Hauling Proj....................   8.500      11-01-23  BBB-***    *2,500       2,529,975   8.40
                                                                                                    -----------
NEW MEXICO (2.83%)
  Farmington, County of,
   Poll Control Rev Ref Ser A Pub Serv Co
   of New Mexico San Juan Proj........................   6.400      08-15-23  BB*         5,000       4,799,200   6.67
                                                                                                    -----------
NEW YORK (1.60%)
  New York, City of,
   GO Ser 1995 D**....................................   6.000      02-15-25  BBB+       *1,725       1,667,178   6.21
   GO Ser B...........................................   7.300      08-15-11  BBB+         *950       1,036,212   6.69
                                                                                                    -----------
                                                                                                      2,703,390
                                                                                                    -----------
OHIO (5.03%)
  Bedford, County of,
   Rev Ref Community Hosp Bedford Inc.................   8.500      05-15-09  AAA***     1,465        1,673,235   7.44
  Cleveland, City of,
   Parking Facil Imp Rev..............................   8.000      09-15-12  BBB***     1,000        1,072,410   7.46
   Parking Facil Imp Rev..............................   8.100      09-15-22  BBB***    *2,000        2,145,620   7.55
  Lorain, County of,
   Rev First Mtg Kendal At Oberlin Proj Ser A.........   8.625      02-01-22  BB+***     3,300        3,627,690   7.85
                                                                                                    -----------
                                                                                                      8,518,955
                                                                                                    -----------
OKLAHOMA (1.27%)
  Tulsa Municipal Airport Trust, Trustees of,
   Rev American Airlines Inc..........................   7.350      12-01-11  BB+        2,000        2,146,280   6.85
                                                                                                    -----------
OREGON (2.63%)
  Western Generation Agency,
   Rev 1994 Ser A Wauna Cogeneration Proj.............   7.125      01-01-21  BB+***     4,300        4,453,725   6.88
                                                                                                    -----------
PENNSYLVANIA (13.70%)
  Beaver County Industrial Development Auth,
   Coll Poll Control Rev Ref Toledo Edison Co
   Beaver Valley Proj Ser 1995A.......................   7.750      05-01-20  BB        *2,500        2,599,050   7.45
   Coll Poll Control Rev Ref Cleveland Elec Proj......   7.625      05-01-25  BB        *4,600        4,762,058   7.37
  Chester County Industrial Development Auth,
   Rev First Mtg Rha/Pa Nursing Home..................  10.125      05-01-19  BB***        200          219,446   9.23
  Montgomery County Higher Education & Health Auth,
   Hosp Rev Ser A Utd Hosp Original Iss...............   7.500      11-01-14  Ba1***     1,055        1,065,835   7.42
   Hosp Rev Ser B Utd Hosp Original Iss...............   7.500      11-01-13  Ba1***     3,030        3,065,300   7.41
  Montgomery County Redevelopment Auth,
   Multifamily Housing Rev Ser A KBF Assoc L.P. Proj..   6.375      07-01-12  BBB+***   *2,000        2,003,340   6.36
   Multifamily Housing Rev Ser A KBF Assoc L.P. Proj..   6.500      07-01-25  BBB+***   *3,500        3,379,355   6.73


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - High Yield Tax-Free Fund


                                                                                                    PAR VALUE               YIELD
                                                                    INTEREST   MATURITY   S&P       (000'S        MARKET      AT
STATE, ISSUER, DESCRIPTION                                            RATE       DATE    RATING     OMITTED)       VALUE    MARKET+
--------------------------                                          --------   --------  ------     ---------     ------    -------
PENNSYLVANIA (CONTINUED)
  Northampton County Industrial Development Auth,
   Poll Control Rev Ref Bethlehem Steel Proj..................     7.550%       06-01-17   BB-***    $*2,000    $ 2,067,500   7.30%
  Philadelphia Auth For Industrial Development,
   Rev First Mtg Rha Care Pavilion Proj.......................    10.250        02-01-18   BB***         285        296,508   9.85
  Philadelphia Hospitals And Higher Education Facilities Auth,
   Hosp Rev 1991 Ser A Philadelphia Protestant Home Proj......     8.625        07-01-21   BB***       2,300      2,388,757   8.30
   Hosp Rev Methodist Hosp Ser 1987A..........................     9.000        07-01-10   BB          1,295      1,369,709   8.51
                                                                                                                 ----------
                                                                                                                 23,216,858
                                                                                                                 ----------
RHODE ISLAND (1.42%)
  Providence Redevelopment Agency,
   Cert of Part Ser A.........................................     8.000        09-01-24   BB-***      2,250      2,409,705   7.47
                                                                                                                 ----------
SOUTH CAROLINA (0.06%)
  McCormick, County of,
   Hosp Facil Rev McCormick County Nursing Center Proj........    10.500        03-01-18   BB***         100        103,650  10.13
                                                                                                                 ----------
TEXAS (0.23%)
  Houston Housing Finance Corp,
   Single Family Mtg Rev......................................     9.750        09-15-03   B             390        390,398   9.74
                                                                                                                 ----------
UTAH (2.47%)
  Carbon, County of,
   Solid Waste Disposal Rev Ref East Carbon Development
   Corp Ser A.................................................     9.000        07-01-12   BBB-***     2,000      2,114,340   8.51
   Solid Waste Disposal Rev Ref Sunnyside Cogeneration Proj...     9.250        07-01-18   BB-***      1,900      2,078,258   8.46
                                                                                                                 ----------
                                                                                                                  4,192,598
                                                                                                                 ----------
VIRGINIA (3.54%)
  Hopewell Industrial Development Auth,
   Poll Control Rev Stone Container Corp Proj.................     8.250        05-01-10   BB***       1,000      1,089,070   7.58
   Resource Recovery Rev Ref Stone Container Corp Proj........     8.250        06-01-16   BB***       4,500      4,903,065   7.57
                                                                                                                 ----------
                                                                                                                  5,992,135
                                                                                                                 ----------
WASHINGTON (4.75%)
  Port of Walla Walla Public Corp,
   Solid Waste Recycling Rev Ser 1995 Ponderosa Fibres Proj...     9.125        01-01-26   BB-***     *8,000      8,047,760   9.07
                                                                                                                 ----------
WEST VIRGINIA (2.04%)
  Marion, County of,
   Community Solid Waste Disposal Rev American Power Paper
   Recycling Proj.............................................     7.750        12-01-11   BB***       4,000      3,457,640   8.97
                                                                                                                 ----------
WYOMING (1.52%)
  Sweetwater, County of,
  Solid Waste Disposal Rev Ser A FMC Corp Proj................     7.000        06-01-24   BBB        *2,500      2,582,800   6.78
                                                                                                                 ----------
                                                              TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                                          (COST $164,870,949)        (100.66%)  170,574,382
                                                                                                      ------    -----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - High Yield Tax-Free Fund


                                                                                            PAR VALUE
                                                                     INTEREST   MATURITY     (000'S        MARKET
STATE, ISSUER, DESCRIPTION                                             RATE       DATE      OMITTED)       VALUE
--------------------------                                           --------   --------    --------       ------
SHORT TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (1.20%)
  Investment in a joint repurchase agreement with SBC Capital
   Markets Inc., Dated 10-31-95, Due 11-01-95 (secured by
   U.S. Treasury Bond, 8.75% Due 05-15-17, U.S. Treasury Note,
   5.75% Due 09-30-97) Note A..............                           5.89%     11-01-95     $2,032      $ 2,032,000
                                                                                                         -----------
CORPORATE SAVINGS ACCOUNT (0.03%)
  Investors Bank & Trust Company
   Daily Interest Savings
   Account Current Rate 3.00%.................................                                                57,675
                                                                                                        ------------
                                  TOTAL SHORT-TERM INVESTMENTS                              (  1.23%)      2,089,675
                                                                                             ------     ------------
                                             TOTAL INVESTMENTS                              (101.89%)   $172,664,057
                                                                                            =======     ============


   * Securities, other than short term investments, newly added to the portfolio, during the period ended October 31, 1995.
  ** These securities having an aggregate value of $6,792,178 or 4.01% of the Fund's net asset value, have been purchased as forward commitments -- that is, the Fund has agreed on trade date, to take delivery of and make payment for such securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such securities is fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of its forward commitment. Accordingly, the market values of $1,787,273 of Baltimore, County of, Poll Control Rev Ref Bethlehem Steel Corp Proj, 7.50%, 06-01-05, $4,762,058 of Beaver County Industrial Development Auth, Poll Control Rev Ref Cleveland Elec Proj, 7.625%, 05-01-25, and $678,825 of Illinois Health Facilities Auth, Rev Fairview Obligated Group Proj Ser A, 9.500%, 10-01-22, has been segregated to cover the forward commitments.
*** Credit Ratings are rated by Moody's Investors Services, Fitch or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available and are unaudited.
  + The yield is not calculated with guidelines established by the U.S. Securities Exchange Commission and is unaudited.
  #  Represents rate in effect on October 31, 1995.

The percentages shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - High Yield Tax-Free Fund

PORTFOLIO CONCENTRATION

--------------------------------------------------------------------------------


THE HIGH YIELD TAX-FREE FUND INVESTS PRIMARILY IN SECURITIES ISSUED BY THE VARIOUS STATES AND THEIR VARIOUS POLITICAL SUBDIVISIONS. THE PERFORMANCE OF THE FUND IS CLOSELY TIED TO ECONOMIC CONDITIONS WITHIN THE APPLICABLE STATES AND THE FINANCIAL CONDITION OF THE STATES AND THEIR AGENCIES AND MUNICIPALITIES. THE CONCENTRATION OF INVESTMENTS BY STATES AND CREDIT RATINGS FOR INDIVIDUAL SECURITIES HELD BY THE FUND ARE SHOWN IN THE SCHEDULE OF INVESTMENTS. IN ADDITION, THE CONCENTRATION OF INVESTMENTS CAN BE AGGREGATED BY VARIOUS SECTOR CATEGORIES.

THE TABLE BELOW SHOWS THE PERCENTAGES OF THE FUND'S INVESTMENTS AT OCTOBER 31, 1995 ASSIGNED TO THE VARIOUS SECTOR CATEGORIES.

                                                                                         MARKET VALUE AS A PERCENTAGE OF
SECTOR DISTRIBUTION                                                                          THE FUND'S NET ASSETS:
-------------------                                                                      -------------------------------
General Obligation..............................................................                     1.60%
Revenue Bonds - Certificate of Participation....................................                     4.43
Revenue Bonds - Electric Power..................................................                     2.63
Revenue Bonds - Health..........................................................                     8.99
Revenue Bonds - Housing.........................................................                     5.43
Revenue Bonds - Industrial Development Bond.....................................                    10.86
Revenue Bonds - Other...........................................................                    16.02
Revenue Bonds - Pollution Control Facilities....................................                    32.86
Revenue Bonds - Transportation..................................................                    16.57
Revenue Bonds - Water & Sewer...................................................                     1.27
                                                                                                   ------
                                                TOTAL TAX-EXEMPT LONG-TERM BONDS                   100.66%
                                                                                                   ======


                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - High Yield Tax-Free Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Series, Inc. (the "Corporation") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. The Corporation consists of six series portfolios: John Hancock High Yield Tax-Free Fund (the "Fund"), John Hancock Emerging Growth Fund, John Hancock Global Resources Fund, John Hancock Government Income Fund, John Hancock High Yield Bond Fund and John Hancock Money Market Fund (collectively the "Funds"). The Board of Directors may authorize the creation of additional Funds from time to time to satisfy various investment objectives. Effective December 22, 1994 (see Note B), the Corporation and Funds changed names by replacing the word Transamerica with John Hancock.

   The Board of Directors have authorized the issuance of two classes of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends, and liquidation, except that certain expenses, subject to the approval of the Board of Directors, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan have exclusive voting rights regarding such distribution plan. Class A Shares are subject to an initial sales charge of up to 4.50% and a 12b-1 distribution plan. Prior to May 15, 1995, the maximum sales charge was 4.75%. Class B Shares are subject to a contingent deferred sales charge and a separate 12b-1 distribution plan.

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Board of Directors. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract will be valued at the official settlement price of the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin", to and from the broker will be made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", will be recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund will recognize a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

   For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At October 31, 1995, there were no open positions in financial futures contracts.

                          NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - High Yield Tax-Free Fund


INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $2,785,979 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distribution will be made. The carryforward expires 12/31/2002. The Fund's tax year end is December 31.


DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Corporation are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Fund.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

RECLASSIFICATION OF ACCOUNTS During the year ended October 31, 1995, the Fund has reclassified $641,622 from distributions in excess of net investment income to capital paid-in. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

NOTE B --
MANAGEMENT FEE, ADMINISTRATIVE
SERVICES AND TRANSACTIONS WITH AFFILIATES
AND OTHERS

On December 22, 1994, the Adviser became the investment adviser for the Fund with approval of the Board of Directors and shareholders of the Fund. The Fund's former investment manager was Transamerica Fund Management Company ("TFMC").

   Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, to 0.6250% of the first $75,000,000 of the Fund's average daily net asset value, 0.5625% of the next $75,000,000, and 0.5000% of the Fund's average daily net asset value in excess of $150,000,000. This fee structure is consistent with the former agreement with TFMC. For the period ended October 31, 1995, the advisory fee earned by the Adviser and TFMC amounted to $830,016 and $161,643, respectively, resulting in a total fee of $991,659.

   The Adviser and TFMC, for their respective periods, provided administrative services to the Fund pursuant to an administrative service agreement through January 16, 1995 on which day the agreement was terminated.

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most

                          NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - High Yield Tax-Free Fund


restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

   On December 22, 1994 John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser, became the principal underwriter of the Fund. Prior to this date, Transamerica Fund Distributors, Inc. ("TFD") served as the principal underwriter and distributor of the Fund. For the period ended October 31, 1995, JH Funds and TFD received net sales charges of $118,032 with regard to sales of Class A shares. Out of this amount, $15,719 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $91,111 was paid as sales commissions to unrelated broker-dealers and $11,202 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"). The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro, all of which are broker-dealers.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds, formerly TFD, and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1995, contingent deferred sales charges amounted to $470,502.

   In addition, to compensate JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments for distribution and service expenses which in total will not exceed on an annual basis 0.25% of the Fund's average daily net assets attributable to Class A shares and 1.00% (0.90% effective December 1, 1995) of the Fund's average daily net assets attributable to Class B shares, to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. This fee structure and plan is similar to the former arrangement with TFD.

   The Board of Directors approved a shareholder servicing agreement between the Fund and John Hancock Investor Services Corporation ("Investor Services"), a wholly owned subsidiary of The Berkeley Financial Group, for the period between December 22, 1994 and May 12, 1995, inclusive under which Investor Services processed telephone transactions on behalf of the Fund. As of May 15, 1995, the Fund entered into a full service transfer agent agreement with Investor Services. Prior to this date The Shareholder Services Group was the transfer agent. The Fund will pay Investor Services a fee based on the number of shareholder accounts and certain out-of-pocket expenses.

   A partner with Baker & Botts was an officer of the Corporation until December 22, 1994. During the period ended October 31, 1995, legal fees paid to Baker & Botts amounted to $2,023.

   Mr. Edward J. Boudreau, Jr. is a director and officer of the Adviser and its affiliates as well as Director of the Corporation. The compensation of unaffiliated Directors is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Directors may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock Funds, as applicable, to cover its liability with regard to the deferred compensation. Investments

                          NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - High Yield Tax-Free Fund


to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

   The Fund has an independent advisory board composed of certain retired Directors who provide advice to the current Board of Directors in order to facilitate a smooth management transition. The Fund pays the advisory board and its counsel a fee.


NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term obligations, during the period ended October 31, 1995 aggregated $106,192,835 and $110,403,905, respectively. There were no purchases or sales of long-term obligations of the U.S. government and its agencies during the period ended October 31, 1995.

   The cost of investments owned at October 31, 1995 for Federal income tax purposes was $166,902,949. Gross unrealized appreciation and depreciation of investments aggregated $7,369,143, and $1,665,710, respectively, resulting in net unrealized appreciation of $5,703,433.

                  John Hancock Funds - High Yield Tax-Free Fund

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of John Hancock Series, Inc. --
John Hancock High Yield Tax-Free Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock High Yield Tax-Free Fund (the "Fund"), (formerly the Transamerica High Yield Tax-Free Fund), one of the portfolios constituting John Hancock Series, Inc. (the "Corporation") (formerly Transamerica Series, Inc.), as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers, and other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock High Yield Tax-Free Fund portfolio of John Hancock Series, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                       /s/ Ernst & Young LLP

Boston, Massachusetts
December 15, 1995

                             ADDITIONAL INFORMATION

                  John Hancock Funds - High Yield Tax-Free Fund

On December 16, 1994 , a special meeting of John Hancock (formerly Transamerica) Series, Inc. (the "Corporation") in respect of John Hancock (formerly Transamerica) High Yield Tax-Free Fund (the "Fund") was held involving the election of trustees and certain other matters concerning the Fund.

   Specifically, shareholder's first approved a new investment management agreement between the Trust on behalf of the Fund and John Hancock Advisers, Inc. on substantially similar terms of the prior investment management agreement, to take effect on December 22, 1994, the date of the consummation of Transamerica Fund Management Company by The Berkeley Financial Group. The shareholder votes tallied were 11,167,198 FOR, 157,698 AGAINST and 465,936 ABSTAINING.

   The shareholders next approved new Plans of Distribution for each Class A and Class B shares of the Fund, also effective on December 22, 1994, and also on substantially the same terms as the prior Plans of Distribution. The Class A shareholder votes tallied were 1,111,511 FOR, 10,700 AGAINST and 48,658 ABSTAINING. The Class B shareholder votes tallied were 9.957,536 FOR, 172,315 AGAINST and 490,111 ABSTAINING.

   The shareholders also voted to ratify the selection of Ernst & Young, LLP as independent auditors for the Fund for the fiscal year ending October 31, 1995, and the votes tallied were 11,416,372 FOR, 48,394 AGAINST and 326,065 ABSTAINING.

   Lastly, the following Directors were elected to serve until their respective successors shall become duly elected and qualified, with the votes tabulated as indicated:

NAME OF DIRECTOR                       FOR     WITHHOLD
-------------------------------------------------------
Edward J. Boudreau, Jr..........  10,584,119  1,206,713
James F. Carlin.................  10,578,783  1,212,049
William H. Cunningham...........  10,587,700  1,203,132
Charles L. Ladner...............  10,587,700  1,203,132
Leo E. Linbeck, Jr..............  10,585,562  1,205,270
Patricia P. McCarter............  10,581,055  1,209,777
Steven R. Pruchansky............  10,580,226  1,210,606
Norman H. Smith.................  10,580,226  1,210,606
John P. Toolan..................  10,584,426  1,206,406

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   This report is for the information of shareholders of the John Hancock High
Yield Tax-Free Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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